Rotenberg & Company, LLP                                                                               Jerald J. Rotenberg, C.P.A.*
------------------------                                                                                 Joseph C. Ange, Jr., C.P.A.
Certified Public Accountants & Consultants                                                                    James H. Cohen, C.P.A.
------------------------------------------                                                                  Rocco N. Platino, C.PA.*
500 First Federal Plaza * Rochester, N.Y. 14614                                                              John L. Worboys, C.P.A.
-----------------------------------------------                                                           Ralph 0. Hinchliffe, C.PA.
(716) 546-1158              Fax (716) 546-2943                                                           William J. Friedman, C.P.A.
--------------              ------------------                                                                 Sally Darling, C.P.A.
                                                                                                               ---------------------
                                                                                                           Stanley Underberg, C.P.A.
                                                                                                     Howard M. Davidson, C.P.A., PFS
                                                                                                           Thomas F. Englert, C.P.A.
                                                                                                              Robert P Nasso, C.P.A.
                                                                                                              ----------------------
                                                                                                          * Also Licensed in Florida



                  INDEPENDENT AUDITOR'S CONSENT



         We consent to the use in this Registration Statement of Denom Acquisition Corp. on Form 10-SB of our report dated October 4, 1996 relating to the financial statements of Denom Acquisition Corp. appearing in the Prospectus, which is part of this Registration Statement.

         We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Rotenberg & Company, LLP

Rochester, New York
October 4, 1996

Rotenberg & Company, LLP                                                        Jerald J. Rotenberg, C.P.A.*
------------------------                                                        Joseph C. Ange, Jr., C.P.A.
Certified Public Accountants & Consultants                                      James H. Cohen, C.P.A.
------------------------------------------                                      Rocco N. Platino, C.PA.*
500 First Federal Plaza * Rochester, N.Y. 14614                                 John L. Worboys, C.P.A.
-----------------------------------------------                                 Ralph 0. Hinchliffe, C.PA.
(716) 546-1158              Fax (716) 546-2943                                  William J. Friedman, C.P.A.
--------------              ------------------                                  Sally Darling, C.P.A.
                                                                                ---------------------
                                                                                Stanley Underberg, C.P.A.
                                                                                Howard M. Davidson, C.P.A., PFS
                                                                                Thomas F. Englert, C.P.A.
                                                                                Robert P Nasso, C.P.A.
                                                                                ----------------------
                                                                                * Also Licensed in Florida

                                                    January 21, 1997

The Board of Directors
Denom Acquisition corp.
Park Place
Suite 205
4647 N. 32nd Street
Phoenix, Arizona  85018


         We were the Independent Auditors for Denom Acquisition corp. and represented the Company during its formation on January 10, 1996 and issued our report on the financial statements as of September 30, 1996. We have not represented the Company since that date. At no time have there been any disagrements between Rotenberg & Company, LLP and Denom Acquisition Corp. regarding any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure. The accounting reports associated with our financial statements did not contain an adverse opinion nor a disclaimer of opinion. It was not modified as to uncertainty, audit scope, or accounting principles.

                                             Very truly yours,


                                             /s/ William J. Friedman, PTR
                                             William J. Friedman
                                             ROTENBERG & COMPANY, LLP

WJF/tt